UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Global Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

10/31/09

WGF-ANN

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	2.7%
WPP Group PLC	1.7%
INPEX Holdings, Inc.	1.7%
Oracle Corp.	1.7%
Google, Inc., “A”	1.7%
Accenture Ltd., “A”	1.6%
Cisco Systems, Inc.	1.6%
Procter & Gamble Co.	1.5%
MasterCard, Inc., “A”	1.5%
Synthes, Inc.	1.4%

Equity sectors
Health Care	15.4%
Financial Services	14.3%
Consumer Staples	13.4%
Technology	13.1%
Retailing	9.0%
Special Products & Services	7.0%
Energy	6.9%
Basic Materials	5.6%
Industrial Goods & Services	4.7%
Leisure	4.5%
Utilities & Communications	4.1%

Country weightings (w)
United States	41.6%
Switzerland	9.9%
United Kingdom	9.5%
France	6.4%
Japan	6.3%
Germany	4.4%
Brazil	3.0%
China	2.2%
Spain	1.9%
Other Countries	14.8%

(w)	Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 10/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2009, Class A shares of the MFS Global Growth Fund (the “fund”) provided a total return of 26.40%, at net asset value. This compares with a return of 23.50% for the fund’s benchmark, the MSCI All Country World Growth Index, and a return of 19.75% for the fund’s other benchmark, the MSCI World Growth Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the very early stages of the period, a series of tumultuous financial events hammered markets. As a result of this turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Globally, policy makers increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions, such as the establishment of swap lines between the Federal Reserve and a number of other central banks, as well as a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates

3

Management Review – continued

and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there were broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the retailing sector was the principal contributor to performance relative to the MSCI All Country World Growth Index. Overweighted positions in luxury goods company LVMH Moet Hennessy Louis Vuitton (France) and consumer products trading company Li & Fung (Hong Kong) were top relative contributors within this sector. Shares of Li & Fung more than doubled in 2009. Re-orders from retail consumers trading down to less expensive goods contributed to market share growth. Investors also appear to have responded favorably to Li & Fung’s acquisition of Liz Claiborne’s sourcing business.

Stock selection in the consumer staples sector also boosted relative returns. Holdings of Brazilian brewer Companhia de Bebidas da Americas and personal hygiene products maker Hengan International Group (g) (China) were among the fund’s top contributors as both stocks significantly outperformed the benchmark. Shares of Hengan gained as key input costs (pulp and petrochemicals) declined and the market responded favorably to the company’s announced acquisition of snack food manufacturer Qin Qin.

Stock selection in the special products and services sector was another top contributor. The fund benefited from its holdings of technology consulting firm Infosys (India) and oil rig manufacturer Keppel (g) (Singapore) as both stocks outperformed the benchmark for the reporting period. In our opinion, shares of Keppel rose as investors anticipated that customer demand for deepwater oil rigs would increase as economic conditions improved.

Elsewhere, not holding German carmaker Volkswagen bolstered relative results as this benchmark constituent underperformed the overall index. Our ownership of integrated oil company Petroleo Brasileiro (Brazil) also helped as its share price rose following the company announcement that it expected cash flows to grow due to the strength of production growth and anticipated increases in oil prices. Holdings of electrical distribution equipment manufacturer Schneider Electric (France) and advertising and marketing firm WPP Group (United Kingdom) were also top contributors. These stocks were constituents of the benchmark for only a limited time at the beginning of the reporting period and, hence, the benchmark missed both stocks’ price appreciation later in the period.

4

Management Review – continued

The fund’s currency exposure was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposures than the benchmark.

Detractors from Performance

Stock selection in the financial services sector held back relative performance for the reporting period. Holdings of financial services companies, Erste Group Bank (aa)(g) (Austria) and State Street (g), hindered relative results as both stocks underperformed the benchmark. Shares of Erste Group fell as the bank announced that it would curb lending to companies and individuals in Central and Eastern Europe in an effort to counter the higher costs of funding in the inter-bank market. Selling our position in financial services firm Credit Suisse (g) (Switzerland) early in the reporting period also hurt performance as the fund missed the stock’s subsequent price appreciation.

Stock selection in the basic materials sector was another negative factor for relative returns. Holdings of special warehousing and storage company Brambles Industries (g) (Australia) were among the fund’s top detractors. Not holding strong-performing iron ore miner Companhia Vale Do Rio Doce (Brazil) also held back relative results.

Elsewhere, overweighted positions in mobile phone maker Nokia (Finland), medical device manufacturers Medtronic and Synthes (Switzerland), and global biotechnology company Genzyme dampened results. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Boston, Massachusetts manufacturing facility and had to temporarily shut down the facility to mitigate a viral infection in one of its bioreactors. Holdings of Japanese system integration company NTT Data (g) also hindered results as this stock underperformed the benchmark.

Respectfully,

Jeffrey Constantino	Barry Dargan
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life(t)
A	11/18/93	26.40%	4.64%	2.98%	N/A
B	11/18/93	25.43%	3.85%	2.21%	N/A
C	1/03/94	25.44%	3.86%	2.21%	N/A
I	1/02/97	26.68%	4.90%	3.23%	N/A
R1	4/01/05	25.48%	N/A	N/A	2.56%
R2	10/31/03	26.08%	4.18%	N/A	5.20%
R3	4/01/05	26.43%	N/A	N/A	3.32%
R4	4/01/05	26.73%	N/A	N/A	3.61%
Comparative benchmarks
MSCI All Country World Growth Index (f)		23.50%	4.14%	(0.64)%	N/A
MSCI World Growth Index (f)		19.75%	3.30%	(1.27)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		19.14%	3.40%	2.37%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		21.43%	3.50%	2.21%	N/A
C With CDSC (1% for 12 months) (x)		24.44%	3.86%	2.21%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

Morgan Stanley Capital International (MSCI) World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed markets.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2009 through October 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/09	Ending Account Value 10/31/09	Expenses Paid During Period (p) 5/01/09-10/31/09
A	Actual	1.57%	$1,000.00	$1,275.00	$9.00
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
B	Actual	2.33%	$1,000.00	$1,269.95	$13.33
	Hypothetical (h)	2.33%	$1,000.00	$1,013.46	$11.82
C	Actual	2.32%	$1,000.00	$1,270.15	$13.28
	Hypothetical (h)	2.32%	$1,000.00	$1,013.51	$11.77
I	Actual	1.32%	$1,000.00	$1,276.83	$7.58
	Hypothetical (h)	1.32%	$1,000.00	$1,018.55	$6.72
R1	Actual	2.32%	$1,000.00	$1,270.66	$13.28
	Hypothetical (h)	2.32%	$1,000.00	$1,013.51	$11.77
R2	Actual	1.83%	$1,000.00	$1,273.54	$10.49
	Hypothetical (h)	1.83%	$1,000.00	$1,015.98	$9.30
R3	Actual	1.57%	$1,000.00	$1,275.38	$9.00
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
R4	Actual	1.32%	$1,000.00	$1,277.16	$7.58
	Hypothetical (h)	1.32%	$1,000.00	$1,018.55	$6.72

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)

Aerospace - 1.4%
Precision Castparts Corp.	11,300	$1,079,489
United Technologies Corp.	33,910	2,083,769

		$3,163,258
Alcoholic Beverages - 2.5%
Companhia de Bebidas das Americas, ADR	35,390	$3,187,931
Pernod Ricard S.A.	28,353	2,366,417

		$5,554,348
Apparel Manufacturers - 5.1%
Compagnie Financiere Richemont S.A.	63,119	$1,767,184
Li & Fung Ltd.	524,200	2,170,731
LVMH Moet Hennessy Louis Vuitton S.A.	29,190	3,028,241
NIKE, Inc., “B”	48,570	3,020,083
Swatch Group Ltd.	6,434	1,499,950

		$11,486,189
Biotechnology - 0.9%
Genzyme Corp. (a)	39,960	$2,021,976

Broadcasting - 3.0%
Grupo Televisa S.A., ADR	61,230	$1,185,413
Walt Disney Co.	65,120	1,782,334
WPP Group PLC	432,669	3,880,142

		$6,847,889
Brokerage & Asset Managers - 4.8%
Charles Schwab Corp.	125,870	$2,182,586
CME Group, Inc.	5,640	1,706,720
Daiwa Securities Group, Inc.	263,000	1,397,747
Deutsche Boerse AG	37,900	3,074,347
Franklin Resources, Inc.	12,780	1,337,171
ICAP PLC	175,520	1,168,803

		$10,867,374
Business Services - 7.0%
Accenture Ltd., “A”	100,080	$3,710,966
Dun & Bradstreet Corp.	34,410	2,634,430

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Infosys Technologies Ltd., ADR	31,200	$1,435,200
Intertek Group PLC	80,300	1,653,994
MasterCard, Inc., “A”	15,650	3,427,663
Visa, Inc., “A”	21,730	1,646,265
Western Union Co.	68,070	1,236,832

		$15,745,350
Cable TV - 0.5%
DIRECTV Group, Inc. (a)(l)	42,360	$1,114,068

Chemicals - 0.5%
3M Co.	15,530	$1,142,542

Computer Software - 1.7%
Oracle Corp.	182,800	$3,857,080

Computer Software - Systems - 2.9%
Acer, Inc.	798,330	$1,889,888
Apple, Inc. (a)	13,340	2,514,590
Canon, Inc.	54,200	2,033,901

		$6,438,379
Consumer Products - 4.5%
Beiersdorf AG	19,860	$1,221,468
Colgate-Palmolive Co.	25,030	1,968,109
Natura Cosméticos S.A.	72,160	1,292,375
Procter & Gamble Co.	59,770	3,466,660
Reckitt Benckiser Group PLC	42,860	2,131,007

		$10,079,619
Electrical Equipment - 3.3%
Danaher Corp.	46,100	$3,145,403
Keyence Corp.	5,600	1,111,122
Rockwell Automation, Inc.	25,140	1,029,483
Schneider Electric S.A.	21,677	2,251,550

		$7,537,558
Electronics - 3.9%
ARM Holdings PLC	832,700	$2,028,612
Hoya Corp.	48,900	1,070,941
Samsung Electronics Co. Ltd.	3,722	2,240,538
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	183,638	1,751,906

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Tokyo Electron Ltd.	28,400	$1,578,724

		$8,670,721
Energy - Independent - 1.7%
INPEX Holdings, Inc.	472	$3,861,978

Energy - Integrated - 4.2%
Hess Corp.	30,370	$1,662,454
OAO Gazprom, ADR	133,620	3,190,504
Petroleo Brasileiro S.A., ADR	50,360	2,327,639
TOTAL S.A.	37,120	2,210,374

		$9,390,971
Food & Beverages - 6.4%
Groupe Danone	47,464	$2,851,846
Mead Johnson Nutrition Co., “A”	57,190	2,404,268
Nestle S.A.	132,204	6,145,504
PepsiCo, Inc.	50,660	3,067,463

		$14,469,081
Food & Drug Stores - 1.8%
CVS Caremark Corp.	70,550	$2,490,415
Tesco PLC	239,089	1,595,504

		$4,085,919
Insurance - 0.8%
Verisk Analytics, Inc. (a)	63,860	$1,751,680

Internet - 1.7%
Google, Inc., “A” (a)	7,030	$3,768,924

Major Banks - 2.9%
Bank of New York Mellon Corp.	85,000	$2,266,100
HSBC Holdings PLC	235,138	2,599,945
Standard Chartered PLC	68,919	1,692,391

		$6,558,436
Medical Equipment - 7.0%
Becton, Dickinson & Co.	16,440	$1,123,838
DENTSPLY International, Inc.	42,580	1,403,437
Medtronic, Inc.	68,240	2,436,168
Sonova Holding AG	12,726	1,309,520
St. Jude Medical, Inc. (a)	73,700	2,511,696

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Synthes, Inc.	27,240	$3,232,584
Thermo Fisher Scientific, Inc. (a)	28,850	1,298,250
Waters Corp. (a)	43,250	2,483,847

		$15,799,340
Metals & Mining - 1.0%
BHP Billiton PLC	82,180	$2,222,699

Network & Telecom - 2.9%
Cisco Systems, Inc. (a)(s)	160,680	$3,671,538
Nokia Oyj	226,720	2,860,869

		$6,532,407
Oil Services - 1.0%
Halliburton Co.	80,050	$2,338,260

Other Banks & Diversified Financials - 5.8%
Aeon Credit Service Co. Ltd.	155,200	$1,484,137
Bancolombia S.A., ADR	30,100	1,191,358
China Construction Bank	2,065,000	1,773,987
Credicorp Ltd.	15,290	1,055,469
Housing Development Finance Corp. Ltd.	39,068	2,170,515
Julius Baer Group Ltd.	72,150	2,716,086
UBS AG (a)	160,492	2,687,655

		$13,079,207
Pharmaceuticals - 7.5%
Abbott Laboratories	55,990	$2,831,414
Allergan, Inc.	29,930	1,683,562
Bayer AG	35,048	2,427,597
Johnson & Johnson	35,380	2,089,189
Novo Nordisk A/S, “B”	33,075	2,056,912
Roche Holding AG	18,400	2,948,082
Teva Pharmaceutical Industries Ltd., ADR	56,190	2,836,471

		$16,873,227
Printing & Publishing - 1.0%
Reed Elsevier PLC	307,860	$2,335,382

Specialty Chemicals - 4.1%
Akzo Nobel N.V.	47,100	$2,783,450
L’Air Liquide S.A.	16,138	1,743,212
Linde AG	17,780	1,859,364

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - continued
Shin-Etsu Chemical Co. Ltd.	32,800	$1,727,906
Symrise AG	66,342	1,221,379

		$9,335,311
Specialty Stores - 2.1%
Esprit Holdings Ltd.	288,600	$1,889,317
Industria de Diseno Textile S.A.	30,290	1,777,993
Staples, Inc.	49,250	1,068,725

		$4,736,035
Telecommunications - Wireless - 1.6%
MTN Group Ltd.	135,630	$2,035,878
Philippine Long Distance Telephone Co.	27,380	1,476,944

		$3,512,822
Telephone Services - 2.5%
China Unicom Ltd.	2,436,000	$3,125,013
Telefonica S.A.	86,580	2,416,613

		$5,541,626
Total Common Stocks (Identified Cost, $225,187,416)		$220,719,656

Money Market Funds (v) - 1.9%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	4,379,498	$4,379,498

Collateral for Securities Loaned - 0.3%
Morgan Stanley Repurchase Agreement, 0.06%, dated 10/30/09, due 11/02/09, total to be received $757,029 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $772,167 in an individually traded account), at Cost and Net Asset Value	757,025	$757,025
Total Investments (Identified Cost, $230,323,939)		$225,856,179

Other Assets, Less Liabilities - (0.2)%		(556,968)
Net Assets - 100.0%		$225,299,211

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At October 31, 2009, the value of securities pledged amounted to $166,577. At October 31, 2009, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

15

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $225,944,441)	$221,476,681
Underlying funds, at cost and value	4,379,498
Total investments, at value, including $744,290 of securities on loan (identified cost, $230,323,939)	$225,856,179
Cash	18,882
Foreign currency, at value (identified cost, $52,389)	51,910
Receivables for
Investments sold	785,021
Fund shares sold	103,156
Interest and dividends	457,403
Total assets	$227,272,551
Liabilities
Payables for
Investments purchased	$692,790
Fund shares reacquired	345,752
Collateral for securities loaned, at value	757,025
Payable to affiliates
Investment adviser	16,827
Shareholder servicing costs	64,769
Distribution and service fees	6,630
Administrative services fee	366
Payable for independent Trustees’ compensation	41,017
Accrued expenses and other liabilities	48,164
Total liabilities	$1,973,340
Net assets	$225,299,211
Net assets consist of
Paid-in capital	$259,551,678
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(4,458,694)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(30,568,980)
Undistributed net investment income	775,207
Net assets	$225,299,211
Shares of beneficial interest outstanding	10,394,418

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$180,277,635	8,222,337	$21.93
Class B	17,219,420	845,299	20.37
Class C	13,598,058	674,293	20.17
Class I	5,874,810	262,653	22.37
Class R1	886,446	44,024	20.14
Class R2	5,128,236	239,949	21.37
Class R3	2,168,201	99,201	21.86
Class R4	146,405	6,662	21.98

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $23.27. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3 and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$4,562,225
Interest	51,900
Dividends from underlying funds	9,680
Foreign taxes withheld	(313,148)
Total investment income	$4,310,657
Expenses
Management fee	$1,717,854
Distribution and service fees	730,537
Shareholder servicing costs	559,502
Administrative services fee	44,474
Independent Trustees’ compensation	10,793
Custodian fee	145,777
Shareholder communications	36,020
Auditing fees	74,014
Legal fees	7,039
Miscellaneous	120,478
Total expenses	$3,446,488
Fees paid indirectly	(416)
Reduction of expenses by investment adviser and distributor	(46,691)
Net expenses	$3,399,381
Net investment income	$911,276
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(24,670,632)
Foreign currency transactions	(86,086)
Net realized gain (loss) on investments and foreign currency transactions	$(24,756,718)
Change in unrealized appreciation (depreciation)
Investments	$69,434,332
Translation of assets and liabilities in foreign currencies	10,824
Net unrealized gain (loss) on investments and foreign currency translation	$69,445,156
Net realized and unrealized gain (loss) on investments and foreign currency	$44,688,438
Change in net assets from operations	$45,599,714

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2009	2008
Change in net assets
From operations
Net investment income	$911,276	$497,754
Net realized gain (loss) on investments and foreign currency transactions	(24,756,718)	3,718,777
Net unrealized gain (loss) on investments and foreign currency translation	69,445,156	(148,488,179)
Change in net assets from operations	$45,599,714	$(144,271,648)
Distributions declared to shareholders
From net investment income	$(24,131)	$(1,850,948)
Change in net assets from fund share transactions	$(14,939,634)	$(61,887,349)
Total change in net assets	$30,635,949	$(208,009,945)
Net assets
At beginning of period	194,663,262	402,673,207
At end of period (including undistributed net investment income of $775,207 and accumulated distributions in excess of net investment income of $25,852, respectively)	$225,299,211	$194,663,262

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$17.35		$29.26	$23.97	$20.10	$17.76
Income (loss) from investment operations
Net investment income (d)	$0.11		$0.08	$0.25	$0.11	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	4.47		(11.82)	5.28	3.76	2.33
Total from investment operations	$4.58		$(11.74)	$5.53	$3.87	$2.34
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.17)	$(0.24)	$—	$—
Net asset value, end of period	$21.93		$17.35	$29.26	$23.97	$20.10
Total return (%) (r)(s)(t)	26.40		(40.34)	23.24	19.25	13.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.62	1.58	1.61	1.69
Expenses after expense reductions (f)	1.67		1.52	1.48	1.51	1.59
Net investment income	0.59		0.30	0.97	0.49	0.07
Portfolio turnover	83		88	68	96	92
Net assets at end of period (000 omitted)	$180,278		$153,184	$297,956	$290,952	$290,256

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 10/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$16.24	$27.42		$22.46	$18.98	$16.90
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.11)		$0.06	$(0.05)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	4.16	(11.07)		4.95	3.53	2.21
Total from investment operations	$4.13	$(11.18)		$5.01	$3.48	$2.08
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.05)	$—	$—
Net asset value, end of period	$20.37	$16.24		$27.42	$22.46	$18.98
Total return (%) (r)(s)(t)	25.43	(40.77)		22.35	18.34	12.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.43	2.27		2.23	2.26	2.34
Expenses after expense reductions (f)	2.43	2.27		2.23	2.26	2.34
Net investment income (loss)	(0.19)	(0.47)		0.25	(0.26)	(0.70)
Portfolio turnover	83	88		68	96	92
Net assets at end of period (000 omitted)	$17,219	$19,582		$64,416	$75,573	$87,769

Class C	Years ended 10/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$16.08	$27.15		$22.26	$18.80	$16.74
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.11)		$0.05	$(0.06)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	4.12	(10.96)		4.91	3.52	2.19
Total from investment operations	$4.09	$(11.07)		$4.96	$3.46	$2.06
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$(0.07)	$—	$—
Net asset value, end of period	$20.17	$16.08		$27.15	$22.26	$18.80
Total return (%) (r)(s)(t)	25.44	(40.77)		22.33	18.40	12.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.42	2.27		2.23	2.26	2.34
Expenses after expense reductions (f)	2.41	2.27		2.23	2.26	2.34
Net investment income (loss)	(0.19)	(0.45)		0.21	(0.27)	(0.69)
Portfolio turnover	83	88		68	96	92
Net assets at end of period (000 omitted)	$13,598	$10,326		$20,249	$20,450	$20,924

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 10/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.73	$29.87	$24.46	$20.46	$18.04
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.14	$0.32	$0.17	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	4.55	(12.05)	5.39	3.83	2.36
Total from investment operations	$4.71	$(11.91)	$5.71	$4.00	$2.42
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.23)	$(0.30)	$—	$—
Net asset value, end of period	$22.37	$17.73	$29.87	$24.46	$20.46
Total return (%) (r)(s)	26.68	(40.16)	23.57	19.55	13.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.27	1.23	1.26	1.34
Expenses after expense reductions (f)	1.41	1.27	1.23	1.26	1.34
Net investment income	0.84	0.54	1.22	0.74	0.31
Portfolio turnover	83	88	68	96	92
Net assets at end of period (000 omitted)	$5,875	$4,306	$7,739	$7,368	$7,233

Class R1	Years ended 10/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.05	$27.29	$22.42	$18.96	$18.12
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.12)	$(0.10)	$(0.07)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	4.11	(10.95)	5.06	3.53	0.92	(g)
Total from investment operations	$4.09	$(11.07)	$4.96	$3.46	$0.84
Less distributions declared to shareholders
From net investment income	$—	$(0.17)	$(0.09)	$—	$—
Net asset value, end of period	$20.14	$16.05	$27.29	$22.42	$18.96
Total return (%) (r)(s)	25.48	(40.80)	22.17	18.25	4.64	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.41	2.31	2.35	2.45	2.54	(a)
Expenses after expense reductions (f)	2.41	2.31	2.33	2.35	2.52	(a)
Net investment loss	(0.11)	(0.53)	(0.43)	(0.35)	(0.77	)(a)
Portfolio turnover	83	88	68	96	92
Net assets at end of period (000 omitted)	$886	$632	$1,009	$127	$104

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 10/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.95	$28.77	$23.58	$19.85	$17.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$0.04	$0.03	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	4.36	(11.66)	5.29	3.70	2.28
Total from investment operations	$4.42	$(11.64)	$5.33	$3.73	$2.22
Less distributions declared to shareholders
From net investment income	$—	$(0.18)	$(0.14)	$—	$—
Net asset value, end of period	$21.37	$16.95	$28.77	$23.58	$19.85
Total return (%) (r)(s)	26.08	(40.70)	22.73	18.79	12.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.79	1.90	2.00	2.10
Expenses after expense reductions (f)	1.93	1.79	1.88	1.90	2.09
Net investment income (loss)	0.36	0.06	0.16	0.15	(0.29)
Portfolio turnover	83	88	68	96	92
Net assets at end of period (000 omitted)	$5,128	$4,808	$4,168	$619	$466

Class R3	Years ended 10/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.29	$29.16	$23.91	$20.08	$19.10
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.07	$0.15	$0.11	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.46	(11.78)	5.33	3.72	0.96	(g)
Total from investment operations	$4.57	$(11.71)	$5.48	$3.83	$0.98
Less distributions declared to shareholders
From net investment income	$—	$(0.16)	$(0.23)	$—	$—
Net asset value, end of period	$21.86	$17.29	$29.16	$23.91	$20.08
Total return (%) (r)(s)	26.43	(40.37)	23.10	19.07	5.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.55	1.62	1.64	1.75	(a)
Expenses after expense reductions (f)	1.67	1.55	1.62	1.64	1.75	(a)
Net investment income	0.60	0.28	0.58	0.48	0.20	(a)
Portfolio turnover	83	88	68	96	92
Net assets at end of period (000 omitted)	$2,168	$1,779	$3,563	$1,857	$53

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 10/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.41	$29.33	$24.02	$20.11	$19.10
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.14	$0.28	$0.14	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	4.44	(11.85)	5.31	3.77	0.95	(g)
Total from investment operations	$4.63	$(11.71)	$5.59	$3.91	$1.01
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.21)	$(0.28)	$—	$—
Net asset value, end of period	$21.98	$17.41	$29.33	$24.02	$20.11
Total return (%) (r)(s)	26.73	(40.20)	23.47	19.44	5.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.29	1.33	1.35	1.45	(a)
Expenses after expense reductions (f)	1.38	1.29	1.33	1.35	1.45	(a)
Net investment income	1.03	0.54	1.07	0.65	0.50	(a)
Portfolio turnover	83	88	68	96	92
Net assets at end of period (000 omitted)	$146	$46	$78	$63	$53

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through December 17, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values

25

Notes to Financial Statements – continued

obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

26

Notes to Financial Statements – continued

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$88,459,449	$—	$—	$88,459,449
Switzerland	2,716,086	19,590,479	—	22,306,565
United Kingdom	6,589,321	14,719,158	—	21,308,479
France	1,743,212	12,708,428	—	14,451,640
Japan	—	14,266,455	—	14,266,455
Germany	4,295,726	5,508,428	—	9,804,154
Brazil	6,807,946	—	—	6,807,946
China	—	4,899,000	—	4,899,000
Spain	—	4,194,605	—	4,194,605
Other Countries	9,455,817	24,765,546	—	34,221,363
Short Term Securities	—	757,025	—	757,025
Mutual Funds	4,379,498	—	—	4,379,498
Total Investments	$124,447,055	$101,409,124	$—	$225,856,179

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be

27

Notes to Financial Statements – continued

transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended October 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At October 31, 2009, the fund had no short sales outstanding.

28

Notes to Financial Statements – continued

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

29

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/09	10/31/08
Ordinary income (including any short-term capital gains)	$24,131	$1,850,948

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/09
Cost of investments	$230,857,927
Gross appreciation	20,212,535
Gross depreciation	(25,214,283)
Net unrealized appreciation (depreciation)	$(5,001,748)

Undistributed ordinary income	822,157
Capital loss carryforwards	(30,034,992)
Other temporary differences	(37,884)

30

Notes to Financial Statements – continued

As of October 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/11	$(4,551,465)
10/31/17	(25,483,527)
$(30,034,992)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/09	Year ended 10/31/08
Class A	$7,021	$1,726,947
Class B	—	—
Class C	—	2,099
Class I	16,937	59,758
Class R (b)	—	—
Class R1	—	7,483
Former Class R2 (b)	—	2,230
Class R2	—	32,323
Class R3	—	19,553
Class R4	173	555
Total	$24,131	$1,850,948

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

31

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $10,455 for the year ended October 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$425,721
Class B	0.75%	0.25%	1.00%	1.00%	164,850
Class C	0.75%	0.25%	1.00%	1.00%	105,405
Class R1	0.75%	0.25%	1.00%	1.00%	7,295
Class R2	0.25%	0.25%	0.50%	0.50%	22,881
Class R3	—	0.25%	0.25%	0.25%	4,385
Total Distribution and Service Fees					$730,537

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, the Class A distribution fee was 0.10% and was waived under a written waiver arrangement. For the year ended October 31, 2009, this waiver amounted to $45,480 and is reflected as a reduction of total expenses in the Statement of Operations. Effective March 1, 2009, the distribution fee for Class A shares was eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2009, were as follows:

Amount
Class A	$19
Class B	21,619
Class C	559

32

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2009, the fee was $278,936, which equated to 0.1460% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $280,566.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.0233% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $1,681 and the Retirement Deferral plan resulted in an expense of $1,149. Both amounts are included in independent Trustees’ compensation for the year ended

33

Notes to Financial Statements – continued

October 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $40,121 at October 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,307 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,211, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $157,167,459 and $174,681,007, respectively.

34

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,140,621	$20,468,985	1,789,254	$47,308,074
Class B	136,125	2,332,213	114,426	2,757,320
Class C	164,062	2,919,260	90,910	2,225,010
Class I	54,872	1,070,421	30,594	791,240
Class R (b)	—	—	60,868	1,660,911
Class R1	13,039	204,677	23,194	575,325
Former Class R2 (b)	—	—	35,692	935,263
Class R2	51,191	896,132	334,453	8,938,882
Class R3	14,357	260,422	22,620	583,288
Class R4	3,992	61,365	—	—
	1,578,259	$28,213,475	2,502,011	$65,775,313
Shares issued to shareholders in reinvestment of distributions
Class A	408	$6,991	55,569	$1,565,367
Class C	—	—	65	1,719
Class I	975	16,937	2,081	59,758
Class R1	—	—	285	7,483
Former Class R2 (b)	—	—	84	2,230
Class R2	—	—	1,167	32,323
Class R3	—	—	696	19,553
Class R4	10	173	20	555
	1,393	$24,101	59,967	$1,688,988
Shares reacquired
Class A	(1,747,948)	$(30,336,311)	(3,199,956)	$(81,615,479)
Class B	(496,733)	(7,982,943)	(1,257,559)	(30,606,975)
Class C	(132,048)	(2,100,034)	(194,505)	(4,510,502)
Class I	(36,123)	(673,974)	(48,802)	(1,245,809)
Class R (b)	—	—	(156,361)	(4,248,884)
Class R1	(8,368)	(146,491)	(21,096)	(491,139)
Former Class R2 (b)	—	—	(62,264)	(1,566,393)
Class R2	(94,866)	(1,625,381)	(196,848)	(4,144,770)
Class R3	(17,994)	(311,949)	(42,685)	(921,699)
Class R4	(7)	(127)	—	—
	(2,534,087)	$(43,177,210)	(5,180,076)	$(129,351,650)

35

Notes to Financial Statements – continued

	Year ended 10/31/09		Year ended 10/31/08
	Shares	Amount	Shares	Amount
Net change
Class A	(606,919)	$(9,860,335)	(1,355,133)	$(32,742,038)
Class B	(360,608)	(5,650,730)	(1,143,133)	(27,849,655)
Class C	32,014	819,226	(103,530)	(2,283,773)
Class I	19,724	413,384	(16,127)	(394,811)
Class R (b)	—	—	(95,493)	(2,587,973)
Class R1	4,671	58,186	2,383	91,669
Former Class R2 (b)	—	—	(26,488)	(628,900)
Class R2	(43,675)	(729,249)	138,772	4,826,435
Class R3	(3,637)	(51,527)	(19,369)	(318,858)
Class R4	3,995	61,411	20	555
	(954,435)	$(14,939,634)	(2,618,098)	$(61,887,349)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2009, the fund’s commitment fee and interest expense were $2,700 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

36

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,572,621	75,832,837	(74,025,960)	4,379,498

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,680	$4,379,498

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the portfolios comprising MFS Series Trust VIII) (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2009

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

44

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Jeffrey Constantino
Barry Dargan

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

46

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

47

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

48

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

49

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 86.41% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $3,202,829. The fund intends to pass through foreign tax credits of $256,480 for the fiscal year.

50

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Strategic Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

10/31/09

MFO-ANN

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	34.1%
High Yield Corporates	29.3%
Non-U.S. Government Bonds	17.5%
Emerging Markets Bonds	9.3%
Commercial Mortgage-Backed Securities	3.4%
Mortgage-Backed Securities	3.0%
U.S. Treasury Securities	1.7%
Floating Rate Loans	1.3%
Asset-Backed Securities	0.6%
Collateralized Debt Obligations	0.2%

Credit quality of bonds (r)
AAA	15.1%
AA	12.0%
A	14.2%
BBB	22.5%
BB	14.0%
B	14.4%
CCC	5.8%
CC	0.6%
C	0.1%
D	0.4%
Not Rated	0.9%

Portfolio facts
Average Duration (d)(i)	4.8
Average Effective Maturity (i)(m)	7.4 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB
Average Credit Quality of Rated Securities (short-term) (a)(c)	A-1

Country weightings (i)
United States	60.8%
Japan	4.4%
Germany	3.6%
United Kingdom	3.3%
France	3.2%
Canada	2.9%
Italy	2.4%
Brazil	2.3%
Netherlands	2.1%
Other Countries	15.0%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

Portfolio Composition – continued

(c)	Includes holding in the MFS Institutional Money Market Portfolio which is not rated by a public rating agency. The average credit quality of rated securities (short-term) is based upon a market weighted average of the underlying holdings within the MFS Institutional Money Market Portfolio that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 10/31/09.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 10/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2009, Class A shares of the MFS Strategic Income Fund (the “fund”) provided a total return of 25.36%, at net asset value. This compares with a return of 48.10% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. Over the same period, the fund’s other benchmark, the Strategic Income Blended Index (the “Blended Index”), generated a return of 28.03%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the very early stages of the period, a series of tumultuous financial events hammered markets. As a result of this turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world

Management Review – continued

also cut interest rates dramatically. Globally, policy makers increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions, such as the establishment of swap lines between the Federal Reserve and a number of other central banks, as well as a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there were broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Relative to the Blended Index, the fund’s lesser exposure to “CCC” rated (s) securities detracted from performance as credit spreads narrowed.

Yield curve (y) positioning, particularly the fund’s lesser exposure to bonds on the short end of the yield curve, was another negative factor for performance as the yield curve steepened in response to actions by the Federal Reserve which lowered short-term interest rates.

A lesser exposure to emerging markets debt, particularly to Russian and Brazilian bonds, also held back results as this market segment turned in strong performance over the reporting period.

Contributors to Performance

A greater exposure to high grade bonds in the financial and banking sectors boosted performance, relative to the Blended Index, as holdings within these sectors exhibited strong returns for the reporting period. Similarly, the fund’s greater exposure to high grade securities the industrial sector was another positive factor for performance.

Respectfully,

John Addeo	James Calmas	Robert Persons
Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

Management Review – continued

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/29/87	25.36%	4.61%	5.48%
B	9/07/93	24.45%	3.94%	4.80%
C	9/01/94	24.74%	3.96%	4.80%
I	1/08/97	25.71%	4.93%	5.82%
Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		48.10%	6.14%	6.51%
Strategic Income Blended Index (f)(y)(z)		28.03%	6.18%	7.15%
Barclays Capital U.S. Aggregate Bond Index (f)		13.79%	5.05%	6.31%
Barclays Capital U.S. Credit Bond Index (f)		27.58%	4.64%	6.54%
Barclays Capital U.S. Government/Mortgage Bond Index (f)		9.61%	5.46%	6.32%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		6.69%	5.05%	5.42%
Citigroup World Government Bond Non-Dollar Index (f)		19.26%	6.35%	6.69%
JPMorgan Emerging Markets Bond Index Global (f)		39.64%	8.50%	11.16%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		19.40%	3.60%	4.96%
B With CDSC (Declining over six years from 4% to 0%) (x)		20.45%	3.62%	4.80%
C With CDSC (1% for 12 months) (x)		23.74%	3.96%	4.80%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research System Inc.
(x)	Assuming redemption at the end of the applicable period.
(y)	Strategic Income Blended Index is at a point in time and allocations during the period can change. As of October 31, 2009 the blended index was comprised of 10% Barclays Capital U.S. Credit Bond Index, 26% Barclays Capital U.S. Government/Mortgage Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.
(z)	Effective December 18, 2008, the fund added the Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Mortgage Bond Index, and Citigroup World Government Bond Non-Dollar Index as comparative benchmarks and removed the Barclays Capital U.S. Aggregate Bond Index as a comparative benchmark. Effective November 1, 2009, Strategic Income Blended Index (the “Blended Index”) replaced Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Mortgage Bond Index, Citigroup World Government Bond Non-Dollar Index, Citigroup World Government Bond Non-Dollar Hedged Index, and JPMorgan Emerging Markets Bond Index Global as the fund’s other benchmark. For comparison purposes, the Blended Index more appropriately depicts the fund’s investment strategy. The former indices are each constituents of the Blended Index as described above.

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2009 through October 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/09	Ending Account Value 10/31/09	Expenses Paid During Period (p) 5/01/09-10/31/09
A	Actual	0.95%	$1,000.00	$1,169.47	$5.19
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
B	Actual	1.70%	$1,000.00	$1,164.64	$9.28
	Hypothetical (h)	1.70%	$1,000.00	$1,016.64	$8.64
C	Actual	1.70%	$1,000.00	$1,165.15	$9.28
	Hypothetical (h)	1.70%	$1,000.00	$1,016.64	$8.64
I	Actual	0.70%	$1,000.00	$1,170.88	$3.83
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.0%
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Bombardier, Inc., 6.3%, 2014 (n)	$205,000	$200,900
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	520,000	404,300
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	320,000	317,600
Vought Aircraft Industries, Inc., 8%, 2011	320,000	319,200

		$1,242,000
Airlines - 0.3%
American Airlines Pass-Through Trust, 6.817%, 2011	$360,000	$343,800
Continental Airlines, Inc., 7.339%, 2014	548,000	493,200

		$837,000
Apparel Manufacturers - 0.1%
Levi Strauss & Co., 9.75%, 2015	$175,000	$182,875

Asset Backed & Securitized - 4.1%
Anthracite Ltd., CDO, 6%, 2037 (z)	$1,200,000	$84,000
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (z)	900,000	72,000
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.044%, 2040 (z)	674,286	284,616
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	529,440	518,851
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	1,146,227	1,184,422
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	4,079	4,051
Crest Ltd., CDO, 7%, 2040	400,000	22,000
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	911,025	971,425
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	550,000	555,757
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	700,000	280,000
Falcon Franchise Loan LLC, FRN, 3.36%, 2023 (i)(z)	3,186,850	156,793
Falcon Franchise Loan LLC, FRN, 3.895%, 2025 (i)(z)	2,960,361	217,883
First Union-Lehman Brothers Bank of America, FRN, 0.423%, 2028 (i)	13,909,754	272,667
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	382,625	402,789
GMAC LLC, FRN, 6.02%, 2033 (z)	1,758,000	1,435,755
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	770,000	773,923
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.35%, 2043	1,789,097	1,359,320
KKR Financial CLO Ltd., “C”, CDO, FRN, 1.89%, 2021 (n)	541,166	267,877
Morgan Stanley Capital I, Inc., FRN, 1.261%, 2039 (i)(z)	9,687,705	290,631

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013 (z)		$875,000	$772,564
Salomon Brothers Mortgage Securities, Inc., FRN, 6.863%, 2032 (z)		1,075,000	1,127,324

			$11,054,648
Automotive - 0.9%
Accuride Corp., 8.5%, 2015 (d)		$75,000	$55,500
Allison Transmission, Inc., 11%, 2015 (n)		475,000	484,500
FCE Bank PLC, 7.125%, 2012	EUR	550,000	777,031
Ford Motor Credit Co. LLC, 9.75%, 2010		$125,000	128,141
Ford Motor Credit Co. LLC, 12%, 2015		663,000	746,650
Johnson Controls, Inc., 5.25%, 2011		290,000	300,206

			$2,492,028
Broadcasting - 1.6%
Allbritton Communications Co., 7.75%, 2012		$410,000	$387,450
Canwest Mediaworks, Inc., 9.25%, 2015 (n)(d)		305,000	61,000
Clear Channel Communications, Inc., 10.75%, 2016		150,000	81,000
Intelsat Jackson Holdings Ltd., 9.5%, 2016		420,000	441,000
Lamar Media Corp., 6.625%, 2015		385,000	367,675
Lamar Media Corp., “C”, 6.625%, 2015		130,000	122,850
LBI Media, Inc., 8.5%, 2017 (z)		190,000	133,238
LIN TV Corp., 6.5%, 2013		415,000	389,063
Local TV Finance LLC, 9.25%, 2015 (p)(z)		477,750	149,960
Newport Television LLC, 13%, 2017 (n)(p)		422,156	139,854
News America, Inc., 6.4%, 2035		890,000	889,921
News America, Inc., 6.9%, 2039 (n)		251,000	266,116
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)		381,134	255,270
Nexstar Broadcasting Group, Inc., 7%, 2014		126,000	84,735
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		130,000	128,050
Univision Communications, Inc., 12%, 2014 (n)		145,000	156,781
Univision Communications, Inc., 10.5%, 2015 (n)(p)		299,962	228,179

			$4,282,142
Brokerage & Asset Managers - 0.2%
Janus Capital Group, Inc., 6.95%, 2017		$375,000	$356,475
Nuveen Investments, Inc., 10.5%, 2015 (n)		250,000	221,250

			$577,725
Building - 1.3%
Associated Materials LLC, 9.875%, 2016 (z)		$40,000	$41,000
Associated Materials, Inc., 11.25%, 2014		355,000	326,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Building - continued
Building Materials Corp. of America, 7.75%, 2014	$310,000	$305,350
CRH PLC, 8.125%, 2018	590,000	681,275
Lafarge S.A., 6.15%, 2011	1,320,000	1,381,054
Nortek, Inc., 10%, 2013	225,000	227,813
Nortek, Inc., 8.5%, 2014 (d)	210,000	151,725
Odebrecht Finance Ltd., 7%, 2020 (z)	117,000	110,565
Ply Gem Industries, Inc., 11.75%, 2013	195,000	182,813
USG Corp., 9.75%, 2014 (n)	45,000	47,250

		$3,455,445
Business Services - 0.6%
First Data Corp., 9.875%, 2015	$475,000	$438,188
First Data Corp., 11.25%, 2016	260,000	234,000
Iron Mountain, Inc., 6.625%, 2016	320,000	312,800
Iron Mountain, Inc., 8.375%, 2021	130,000	134,550
SunGard Data Systems, Inc., 10.25%, 2015	418,000	431,063

		$1,550,601
Cable TV - 1.9%
CCO Holdings LLC, 8.75%, 2013	$705,000	$710,410
Charter Communications Holdings LLC, 8.375%, 2014 (n)	240,000	244,200
Charter Communications Holdings LLC, 12.875%, 2014 (n)	125,000	138,125
CSC Holdings, Inc., 6.75%, 2012	47,000	48,880
CSC Holdings, Inc., 8.5%, 2014 (n)	410,000	433,063
DIRECTV Holdings LLC, 7.625%, 2016	255,000	276,675
DIRECTV Holdings LLC, 5.875%, 2019 (n)	370,000	380,412
Mediacom LLC, 9.125%, 2019 (n)	35,000	36,138
TCI Communications, Inc., 9.8%, 2012	841,000	963,322
Time Warner Cable, Inc., 8.25%, 2019	920,000	1,106,682
Videotron LTEE, 6.875%, 2014	190,000	190,000
Virgin Media Finance PLC, 9.125%, 2016	350,000	360,500
Virgin Media Finance PLC, 9.5%, 2016	155,000	163,913

		$5,052,320
Chemicals - 2.2%
Dow Chemical Co., 8.55%, 2019	$1,410,000	$1,609,688
Huntsman International LLC, 5.5%, 2016 (n)	205,000	177,325
Innophos Holdings, Inc., 8.875%, 2014	405,000	409,050
Lumena Resources Corp., 12%, 2014 (z)	1,309,000	1,204,280
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	325,000	339,625
Momentive Performance Materials, Inc., 11.5%, 2016	182,000	136,500
Nalco Co., 7.75%, 2011	90,000	90,113
Nalco Finance Holdings, Inc., 9%, 2014	450,000	463,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - continued
NOVA Chemicals Corp., 8.375%, 2016 (n)	$110,000	$110,550
Yara International A.S.A., 5.25%, 2014 (n)	1,300,000	1,353,732

		$5,894,363
Construction - 0.5%
Corporación Geo S. A. B. de C. V., 8.875%, 2014 (n)	$100,000	$103,250
Lennar Corp., 5.125%, 2010	1,110,000	1,110,000
Lennar Corp., 12.25%, 2017	140,000	168,000

		$1,381,250
Consumer Products - 1.4%
ACCO Brands Corp., 10.625%, 2015 (n)	$30,000	$32,100
ACCO Brands Corp., 7.625%, 2015	135,000	122,175
Controladora Mabe S.A. de C.V., 7.875%, 2019 (z)	1,126,000	1,080,960
Fortune Brands, Inc., 5.125%, 2011	1,235,000	1,270,279
Hasbro, Inc., 6.125%, 2014	200,000	219,707
Jarden Corp., 7.5%, 2017	320,000	315,200
Visant Holding Corp., 8.75%, 2013	205,000	209,613
Whirlpool Corp., 8%, 2012	429,000	466,549

		$3,716,583
Consumer Services - 1.2%
Corrections Corp. of America, 6.25%, 2013	$200,000	$199,000
KAR Holdings, Inc., 10%, 2015	110,000	112,750
KAR Holdings, Inc., FRN, 4.483%, 2014	170,000	155,975
Service Corp. International, 7%, 2017	435,000	424,125
Service Corp. International, 7.625%, 2018	312,000	309,660
Ticketmaster Entertainment, Inc., 10.75%, 2016	195,000	200,850
Western Union Co., 5.4%, 2011	1,610,000	1,718,413

		$3,120,773
Containers - 0.9%
Crown Americas LLC, 7.75%, 2015	$250,000	$255,000
Graham Packaging Holdings Co., 9.875%, 2014	450,000	459,000
Greif, Inc., 6.75%, 2017	915,000	896,700
Owens-Brockway Glass Container, Inc., 8.25%, 2013	690,000	703,800
Reynolds Group, 7.75%, 2016 (z)	105,000	104,475

		$2,418,975
Defense Electronics - 0.9%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$1,297,000	$1,351,602
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	380,000	416,628
L-3 Communications Corp., 6.125%, 2014	700,000	693,000

		$2,461,230

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - 0.3%
Avago Technologies Ltd., 11.875%, 2015	$160,000	$175,200
Flextronics International Ltd., 6.25%, 2014	144,000	141,120
Freescale Semiconductor, Inc., 8.875%, 2014	340,000	276,250
Jabil Circuit, Inc., 7.75%, 2016	260,000	269,750

		$862,320
Emerging Market Quasi-Sovereign - 3.5%
Banco do Brasil S.A., 8.5%, 2049 (z)	$113,000	$116,277
Empresa Nacional del Petroleo, 6.25%, 2019 (n)	240,000	255,906
Export-Import Bank of Korea, 5.875%, 2015	336,000	354,157
Gaz Capital S.A., 8.125%, 2014 (n)	947,000	1,000,316
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	109,000	114,723
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	633,000	756,435
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	352,000	387,200
Majapahit Holding B.V., 7.75%, 2020 (z)	823,000	816,021
Mubadala Development Co., 7.625%, 2019 (n)	481,000	545,935
National Agricultural Co., 5%, 2014 (n)	400,000	407,131
National Power Corp., 7.25%, 2019 (n)	370,000	396,825
Pemex Project Funding Master Trust, 5.75%, 2018	778,000	770,220
Petrobras International Finance Co., 5.75%, 2020	326,000	325,022
Petrobras International Finance, 6.875%, 2040	370,000	369,630
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	102,000	115,770
Petróleos Mexicanos, 8%, 2019	467,000	535,883
Qtel International Finance Ltd., 7.875%, 2019 (n)	473,000	551,958
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	890,000	943,418
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	721,000	795,337

		$9,558,164
Emerging Market Sovereign - 1.3%
Republic of Argentina, FRN, 0.943%, 2012	$247,163	$207,023
Republic of Brazil, 5.625%, 2041	352,000	330,880
Republic of Colombia, 6.125%, 2041	1,357,000	1,289,150
Republic of Croatia, 6.75%, 2019 (z)	552,000	557,106
Republic of Indonesia, 7.75%, 2038 (n)	211,000	227,880
Republic of Peru, 7.35%, 2025	141,000	161,798
Republic of Philippines, 6.375%, 2034	498,000	486,795
Republic of Poland, 6.375%, 2019	222,000	244,458

		$3,505,090
Energy - Independent - 3.2%
Anadarko Finance Co., 6.75%, 2011	$910,000	$970,289
Chaparral Energy, Inc., 8.875%, 2017	370,000	324,675
Chesapeake Energy Corp., 9.5%, 2015	420,000	454,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Chesapeake Energy Corp., 6.375%, 2015	$230,000	$219,075
EnCana Corp., 6.5%, 2019	470,000	522,094
Forest Oil Corp., 8.5%, 2014 (n)	110,000	111,650
Forest Oil Corp., 7.25%, 2019	310,000	289,075
Hilcorp Energy I LP, 9%, 2016 (n)	475,000	475,000
Mariner Energy, Inc., 8%, 2017	280,000	263,200
McMoRan Exploration Co., 11.875%, 2014	150,000	151,125
Newfield Exploration Co., 6.625%, 2014	255,000	251,813
Newfield Exploration Co., 6.625%, 2016	120,000	118,200
OPTI Canada, Inc., 8.25%, 2014	295,000	231,575
Penn Virginia Corp., 10.375%, 2016	365,000	392,375
Petrohawk Energy Corp., 10.5%, 2014	135,000	147,150
Pioneer National Resource Co., 6.875%, 2018	280,000	267,767
Plains Exploration & Production Co., 7%, 2017	625,000	593,750
Questar Market Resources, Inc., 6.8%, 2020	631,000	659,971
Quicksilver Resources, Inc., 8.25%, 2015	420,000	410,550
Quicksilver Resources, Inc., 7.125%, 2016	270,000	242,325
Range Resources Corp., 8%, 2019	330,000	342,375
SandRidge Energy, Inc., 9.875%, 2016 (n)	85,000	90,950
SandRidge Energy, Inc., 8%, 2018 (n)	585,000	579,150
Southwestern Energy Co., 7.5%, 2018	280,000	287,700
Talisman Energy, Inc., 7.75%, 2019	120,000	142,623

		$8,539,107
Energy - Integrated - 1.8%
CCL Finance Ltd., 9.5%, 2014 (n)	$775,000	$824,406
Cenovus Energy, Inc., 4.5%, 2014 (z)	320,000	328,575
ConocoPhillips, 5.75%, 2019	1,580,000	1,729,113
Hess Corp., 8.125%, 2019	270,000	327,748
Husky Energy, Inc., 7.25%, 2019	625,000	722,500
Petro-Canada, 5%, 2014	860,000	900,462

		$4,832,804
Entertainment - 0.4%
AMC Entertainment, Inc., 11%, 2016	$285,000	$299,250
AMC Entertainment, Inc., 8.75%, 2019	270,000	276,750
Cinemark USA, Inc., 8.625%, 2019 (n)	385,000	398,475
Universal City Development Partners Ltd., 8.875%, 2015 (z)	60,000	59,398

		$1,033,873
Financial Institutions - 1.4%
General Electric Capital Corp., 6%, 2019	$300,000	$315,327
General Electric Capital Corp., FRN, 0.613%, 2012	770,000	736,711

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - continued
GMAC LLC, 6.875%, 2011 (n)	$568,000	$545,280
GMAC LLC, 7%, 2012 (n)	185,000	176,675
GMAC LLC, 6.75%, 2014 (n)	255,000	231,413
GMAC LLC, 8%, 2031 (n)	75,000	64,125
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	1,400,000	658,000
ORIX Corp., 5.48%, 2011	970,000	970,693

		$3,698,224
Food & Beverages - 2.4%
Anheuser-Busch Cos., Inc., 7.75%, 2019 (n)	$1,100,000	$1,281,845
ARAMARK Corp., 8.5%, 2015	240,000	242,400
Arcos Dorados B.V., 7.5%, 2019 (n)	665,000	641,725
Dean Foods Co., 7%, 2016	335,000	324,950
Del Monte Corp., 6.75%, 2015	360,000	359,100
Kraft Foods, Inc., 6.125%, 2018	720,000	765,453
Michael Foods, Inc., 8%, 2013	495,000	503,663
Miller Brewing Co., 5.5%, 2013 (n)	1,370,000	1,464,807
Pinnacle Foods Finance LLC, 9.25%, 2015	205,000	207,050
Tyson Foods, Inc., 7.85%, 2016	560,000	574,000

		$6,364,993
Food & Drug Stores - 0.3%
CVS Caremark Corp., 5.75%, 2017	$178,000	$191,516
CVS Caremark Corp., 6.6%, 2019	650,000	724,901

		$916,417
Forest & Paper Products - 0.8%
Buckeye Technologies, Inc., 8.5%, 2013	$400,000	$408,000
Fibria Overseas Finance, 9.25%, 2019 (z)	284,000	297,632
Georgia-Pacific Corp., 7.125%, 2017 (n)	255,000	257,550
Georgia-Pacific Corp., 8%, 2024	150,000	151,500
Graphic Packaging International Corp., 9.5%, 2013	160,000	164,200
Inversiones CMPC S.A., 6.125%, 2019 (z)	368,000	368,324
Jefferson Smurfit Corp., 8.25%, 2012 (d)	195,000	150,150
JSG Funding PLC, 7.75%, 2015	15,000	13,800
Millar Western Forest Products Ltd., 7.75%, 2013	530,000	386,900
Smurfit-Stone Container Corp., 8%, 2017 (d)	61,000	46,970

		$2,245,026
Gaming & Lodging - 1.8%
Boyd Gaming Corp., 6.75%, 2014	$295,000	$266,975
Firekeepers Development Authority, 13.875%, 2015 (n)	260,000	280,800
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)(d)	315,000	11,025

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Gaming & Lodging - continued
Harrah’s Operating Co., Inc., 11.25%, 2017 (n)		$120,000	$122,400
Harrah’s Operating Co., Inc., 10%, 2018 (n)		593,000	450,680
Harrah’s Operating Co., Inc., 10%, 2018 (n)		3,000	2,280
Host Hotels & Resorts, Inc., 7.125%, 2013		115,000	114,425
Host Hotels & Resorts, Inc., 6.75%, 2016		140,000	133,350
Host Hotels & Resorts, Inc., 9%, 2017 (n)		65,000	69,550
Marriott International, Inc., 5.625%, 2013		630,000	652,093
MGM Mirage, 6.75%, 2013		280,000	231,000
MGM Mirage, 10.375%, 2014 (n)		45,000	47,925
MGM Mirage, 7.5%, 2016		415,000	317,475
MGM Mirage, 11.125%, 2017 (n)		120,000	132,000
MGM Mirage, 11.375%, 2018 (z)		155,000	139,500
Penn National Gaming, Inc., 8.75%, 2019 (n)		270,000	263,925
Pinnacle Entertainment, Inc., 7.5%, 2015		455,000	409,500
Royal Caribbean Cruises Ltd., 7%, 2013		225,000	217,125
Royal Caribbean Cruises Ltd., 11.875%, 2015		70,000	78,575
Scientific Games Corp., 6.25%, 2012		335,000	325,788
Station Casinos, Inc., 6%, 2012 (d)		225,000	50,906
Station Casinos, Inc., 6.5%, 2014 (d)		620,000	24,800
Station Casinos, Inc., 6.875%, 2016 (d)		1,060,000	42,400
Wyndham Worldwide Corp., 6%, 2016		380,000	345,937

			$4,730,434
Industrial - 1.0%
Baldor Electric Co., 8.625%, 2017		$350,000	$360,500
Johns Hopkins University, 5.25%, 2019		1,180,000	1,256,252
JohnsonDiversey, Inc., 9.625%, 2012	EUR	140,000	208,606
JohnsonDiversey, Inc., “B”, 9.625%, 2012		$325,000	329,875
Steelcase, Inc., 6.5%, 2011		589,000	591,780

			$2,747,013
Insurance - 2.4%
Allianz AG, 5.5%, 2049	EUR	947,000	$1,286,341
ING Groep N.V., 5.775% to 2015, FRN to 2049		$2,010,000	1,467,300
Metropolitan Life Global Funding, 2.875%, 2012 (n)		830,000	832,921
Metropolitan Life Global Funding, 5.125%, 2014 (n)		430,000	456,828
Principal Financial Group, Inc., 8.875%, 2019		650,000	754,094
Prudential Financial, Inc., 6.2%, 2015		660,000	703,824
Unum Group, 7.125%, 2016		870,000	894,350

			$6,395,658
Insurance - Property & Casualty - 0.7%
AXIS Capital Holdings Ltd., 5.75%, 2014		$1,035,000	$1,057,330

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)		$330,000	$346,500
USI Holdings Corp., 9.75%, 2015 (z)		320,000	284,800
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)		272,000	220,320

			$1,908,950
International Market Quasi-Sovereign - 2.5%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	500,000	$489,691
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$1,090,000	1,242,270
ING Bank N.V., 3.9%, 2014 (n)		1,060,000	1,106,782
LeasePlan Corp. N.V., 3%, 2012 (n)		470,000	484,344
Lloyds TSB Bank PLC, FRN, 1.29%, 2012 (n)		1,000,000	997,638
Royal Bank of Scotland PLC, FRN, 0.973%, 2012 (n)		1,497,000	1,518,434
Swedbank AB, 2.8%, 2012 (n)		300,000	308,242
Westpac Banking Corp., 3.45%, 2014 (n)		520,000	530,491

			$6,677,892
International Market Sovereign - 14.5%
Dutch Government, 3.75%, 2014	EUR	860,000	$1,333,051
Federal Republic of Germany, 5.25%, 2010	EUR	1,112,000	1,686,256
Federal Republic of Germany, 3.75%, 2015	EUR	1,965,000	3,062,610
Federal Republic of Germany, 4.25%, 2018	EUR	966,000	1,538,712
Federal Republic of Germany, 6.25%, 2030	EUR	725,000	1,376,617
Government of Canada, 4.5%, 2015	CAD	476,000	479,106
Government of Canada, 5.75%, 2033	CAD	86,000	100,197
Government of Japan, 1.5%, 2012	JPY	103,000,000	1,178,653
Government of Japan, 1.3%, 2014	JPY	227,000,000	2,592,922
Government of Japan, 1.7%, 2017	JPY	320,000,000	3,712,899
Government of Japan, 2.2%, 2027	JPY	102,000,000	1,160,118
Government of Japan, 2.4%, 2037	JPY	108,000,000	1,236,839
Kingdom of Belgium, 5.5%, 2017	EUR	631,000	1,065,303
Kingdom of Spain, 5.35%, 2011	EUR	2,541,000	4,024,709
Kingdom of Spain, 4.6%, 2019	EUR	234,000	367,979
Republic of Austria, 4.65%, 2018	EUR	434,000	693,458
Republic of France, 4.75%, 2012	EUR	702,000	1,118,071
Republic of France, 6%, 2025	EUR	590,000	1,071,146
Republic of France, 4.75%, 2035	EUR	974,000	1,555,741
Republic of Ireland, 4.6%, 2016	EUR	926,000	1,425,489
Republic of Italy, 4.75%, 2013	EUR	1,472,000	2,335,563
Republic of Italy, 5.25%, 2017	EUR	1,673,000	2,763,354
Republic of Portugal, 4.45%, 2018	EUR	296,000	463,579
United Kingdom Treasury, 8%, 2015	GBP	752,000	1,578,395

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
United Kingdom Treasury, 8%, 2021	GBP	276,000	$632,381
United Kingdom Treasury, 4.25%, 2036	GBP	382,000	635,327

			$39,188,475
Local Authorities - 0.9%
California (Build America Bonds), 7.55%, 2039		$720,000	$748,030
Louisiana Gas & Fuels Tax Rev., FRN, 3%, 2043		820,000	824,674
Province of Ontario, 5.45%, 2016		745,000	828,257

			$2,400,961
Machinery & Tools - 0.6%
Atlas Copco AB, 5.6%, 2017 (n)		$1,073,000	$1,112,222
Case New Holland, Inc., 7.125%, 2014		300,000	297,000
Rental Service Corp., 9.5%, 2014		345,000	340,688

			$1,749,910
Major Banks - 5.0%
Abu Dhabi Commercial Bank, 4.75%, 2014 (z)		$1,199,000	$1,196,927
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049		1,840,000	1,278,800
Bank of America Corp., 7.375%, 2014		460,000	515,044
Bank of America Corp., 8% to 2018, FRN to 2049		355,000	319,244
Bank of New York Mellon Corp., 4.3%, 2014		1,110,000	1,169,838
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)		226,000	189,204
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		600,000	549,000
Commonwealth Bank of Australia, 5%, 2019 (z)		760,000	763,409
Credit Suisse New York, 5.5%, 2014		650,000	704,859
Goldman Sachs Group, Inc., 6%, 2014		450,000	494,714
Goldman Sachs Group, Inc., 7.5%, 2019		804,000	940,198
JPMorgan Chase Capital, 7%, 2039		780,000	785,226
Merrill Lynch & Co., Inc., 6.4%, 2017		400,000	413,425
Morgan Stanley, 6.75%, 2011		780,000	830,765
Morgan Stanley, 6%, 2014		620,000	665,546
Morgan Stanley, 7.3%, 2019		250,000	280,099
Morgan Stanley, 5.625%, 2019		420,000	422,637
Royal Bank of Scotland Group PLC, 9.118%, 2049		857,000	801,295
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)		1,187,000	1,115,780

			$13,436,010
Medical & Health Technology & Services - 3.3%
Biomet, Inc., 10%, 2017		$350,000	$378,438
Biomet, Inc., 11.625%, 2017		290,000	317,913
Cardinal Health, Inc., 5.8%, 2016		840,000	842,727

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
Community Health Systems, Inc., 8.875%, 2015	$720,000	$741,600
Cooper Cos., Inc., 7.125%, 2015	265,000	257,050
DaVita, Inc., 6.625%, 2013	159,000	156,615
DaVita, Inc., 7.25%, 2015	753,000	743,588
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	185,000	203,500
HCA, Inc., 6.375%, 2015	715,000	668,525
HCA, Inc., 9.25%, 2016	855,000	893,475
HCA, Inc., 8.5%, 2019 (n)	205,000	217,300
Hospira, Inc., 5.55%, 2012	450,000	482,924
Hospira, Inc., 6.05%, 2017	410,000	432,011
McKesson Corp., 5.7%, 2017	370,000	386,681
Owens & Minor, Inc., 6.35%, 2016	710,000	640,688
Psychiatric Solutions, Inc., 7.75%, 2015	210,000	206,850
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	175,000	168,000
U.S. Oncology, Inc., 10.75%, 2014	375,000	391,875
Universal Hospital Services, Inc., 8.5%, 2015 (p)	305,000	301,950
Universal Hospital Services, Inc., FRN, 4.635%, 2015	90,000	75,600
Vwr Funding, Inc., 11.25%, 2015 (p)	340,000	306,319

		$8,813,629
Metals & Mining - 1.0%
Arch Western Finance LLC, 6.75%, 2013	$345,000	$332,925
FMG Finance Ltd., 10.625%, 2016 (n)	390,000	428,025
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	720,000	774,000
Freeport-McMoRan Copper & Gold, Inc., FRN, 3.881%, 2015	160,000	161,763
Indo Integrated Energy B.V., 9.75%, 2016 (z)	108,000	108,000
Peabody Energy Corp., 7.375%, 2016	20,000	20,200
Peabody Energy Corp., “B”, 6.875%, 2013	565,000	570,650
PT Adaro Indonesia, 7.625%, 2019 (z)	127,000	125,413
Rio Tinto Finance USA Ltd., 5.875%, 2013	205,000	220,931

		$2,741,907
Mortgage Backed - 3.0%
Fannie Mae, 5.5%, 2019 - 2034	$5,080,356	$5,401,375
Fannie Mae, 6.5%, 2031	196,771	215,974
Fannie Mae, 6%, 2034 (f)	2,398,006	2,569,742

		$8,187,091
Natural Gas - Distribution - 0.5%
AmeriGas Partners LP, 7.125%, 2016	$385,000	$375,375
EQT Corp., 8.125%, 2019	550,000	630,179
Inergy LP, 6.875%, 2014	335,000	324,950

		$1,330,504

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - 2.3%
Atlas Pipeline Partners LP, 8.125%, 2015	$300,000	$242,250
Atlas Pipeline Partners LP, 8.75%, 2018	270,000	216,000
CenterPoint Energy, Inc., 7.875%, 2013	1,096,000	1,236,003
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	410,000	419,166
El Paso Corp., 8.25%, 2016	275,000	284,679
El Paso Corp., 7.25%, 2018	280,000	279,589
Kinder Morgan Finance Corp., 5.35%, 2011	1,516,000	1,527,370
MarkWest Energy Partners LP, 6.875%, 2014 (n)	235,000	220,900
Spectra Energy Capital LLC, 8%, 2019	679,000	795,083
Williams Cos., Inc., FRN, 2.29%, 2010 (z)	630,000	629,552
Williams Partners LP, 7.25%, 2017	300,000	298,422

		$6,149,014
Network & Telecom - 3.0%
AT&T, Inc., 5.8%, 2019	$660,000	$706,763
CenturyTel, Inc., 7.6%, 2039	840,000	821,863
Cincinnati Bell, Inc., 8.375%, 2014	535,000	532,325
Deutsche Telekom International Finance B.V., 8.5%, 2010	543,000	567,205
France Telecom, 4.375%, 2014	640,000	675,568
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	465,000	483,600
Qwest Communications International, Inc., 7.25%, 2011	270,000	270,000
Qwest Communications International, Inc., 8%, 2015 (n)	105,000	104,213
Qwest Corp., 8.875%, 2012	290,000	305,225
Qwest Corp., 7.5%, 2014	560,000	565,600
Telecom Italia Capital, 4.875%, 2010	248,000	255,860
Telefonica S.A., 5.877%, 2019	760,000	821,462
Telemar Norte Leste S.A., 9.5%, 2019 (n)	373,000	439,208
Verizon Communications, Inc., 8.75%, 2018	690,000	861,783
Verizon New England, Inc., 6.5%, 2011	450,000	485,553
Windstream Corp., 8.625%, 2016	300,000	308,250

		$8,204,478
Oil Services - 0.4%
Basic Energy Services, Inc., 7.125%, 2016	$105,000	$87,150
Smith International, Inc., 9.75%, 2019	800,000	996,760
Trico Shipping A.S., 11.875%, 2014 (n)	75,000	76,688

		$1,160,598
Oils - 0.1%
Holly Corp., 9.875%, 2017 (z)	$85,000	$87,975
Petroplus Holdings AG, 9.375%, 2019 (n)	110,000	110,275

		$198,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - 4.1%
American Express Centurion Bank, 5.2%, 2010	$840,000	$871,259
Banco Bmg S.A., 9.95%, 2019 (z)	796,000	776,100
Banco Bradesco S.A., 6.75%, 2019 (n)	786,000	792,764
Banco de Credito del Peru, 9.75% to 2019, FRN to 2069 (z)	100,000	100,000
Bosphorus Financial Services Ltd., FRN, 2.24%, 2012 (z)	500,000	475,386
Capital One Financial Corp., 8.8%, 2019	660,000	781,717
Capital One Financial Corp., 10.25%, 2039	740,000	844,510
Citigroup, Inc., 6.375%, 2014	630,000	668,351
Citigroup, Inc., 5.5%, 2014	530,000	543,545
Citigroup, Inc., 8.5%, 2019	461,000	538,866
Eurasian Development Bank, 7.375%, 2014 (n)	177,000	183,195
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	645,000	767,318
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	246,000	215,250
Svenska Handelsbanken AB, 4.875%, 2014 (n)	910,000	955,248
Swedbank AB, 9% to 2010, FRN to 2049 (n)	800,000	744,000
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	1,120,000	883,680
UFJ Finance Aruba AEC, 6.75%, 2013	648,000	717,955
Woori America Bank, 7%, 2015 (n)	265,000	286,130

		$11,145,274
Pharmaceuticals - 1.4%
Pfizer, Inc., 6.2%, 2019	$1,280,000	$1,457,293
Roche Holdings, Inc., 6%, 2019 (n)	1,590,000	1,773,739
Teva Pharmaceutical Finance LLC, 5.55%, 2016	359,000	385,914
Watson Pharmaceuticals, Inc., 6.125%, 2019	190,000	196,407

		$3,813,353
Pollution Control - 0.4%
Allied Waste North America, Inc., 7.125%, 2016	$1,015,000	$1,078,438

Precious Metals & Minerals - 0.4%
Teck Resources Ltd., 9.75%, 2014	$125,000	$140,313
Teck Resources Ltd., 10.25%, 2016	75,000	86,438
Teck Resources Ltd., 10.75%, 2019	255,000	297,075
Teck Resources Ltd., 6.125%, 2035	723,000	603,705

		$1,127,531
Printing & Publishing - 0.5%
American Media Operations, Inc., 9%, 2013 (p)(z)	$24,903	$14,052
American Media Operations, Inc., 14%, 2013 (p)(z)	260,008	140,101
Dex Media West LLC, 9.875%, 2013 (d)	334,000	66,800
Idearc, Inc., 8%, 2016 (d)	183,000	9,150
Nielsen Finance LLC, 10%, 2014	405,000	417,150

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Printing & Publishing - continued
Nielsen Finance LLC, 11.5%, 2016	$205,000	$217,813
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	533,000	461,711
Tribune Co., 5.25%, 2015 (d)	280,000	33,600

		$1,360,377
Railroad & Shipping - 0.3%
Kansas City Southern Railway, 8%, 2015	$140,000	$143,500
Panama Canal Railway Co., 7%, 2026 (n)	330,934	253,165
TFM S.A. de C.V., 9.375%, 2012	280,000	285,600

		$682,265
Real Estate - 1.0%
Kimco Realty Corp., REIT, 6.875%, 2019	$191,000	$196,359
Simon Property Group, Inc., REIT, 6.1%, 2016	1,790,000	1,860,741
WEA Finance LLC, REIT, 6.75%, 2019 (n)	590,000	600,861

		$2,657,961
Retailers - 1.6%
Couche-Tard, Inc., 7.5%, 2013	$490,000	$494,288
Dollar General Corp., 11.875%, 2017 (p)	205,000	229,600
Limited Brands, Inc., 5.25%, 2014	671,000	624,030
Macy’s Retail Holdings, Inc., 5.75%, 2014	280,000	266,013
Macy’s Retail Holdings, Inc., 8.875%, 2015	860,000	909,450
Neiman Marcus Group, Inc., 10.375%, 2015	285,000	250,800
Sally Beauty Holdings, Inc., 10.5%, 2016	175,000	185,500
Staples, Inc., 9.75%, 2014	690,000	836,178
Toys “R” Us, Inc., 10.75%, 2017 (n)	415,000	450,275

		$4,246,134
Specialty Chemicals - 0.2%
Ashland, Inc., 9.125%, 2017 (n)	$385,000	$415,800

Specialty Stores - 0.1%
Payless ShoeSource, Inc., 8.25%, 2013	$310,000	$307,675

Steel - 0.1%
CSN Islands XI Corp., 6.875%, 2019 (n)	$353,000	$344,175

Supermarkets - 0.5%
Delhaize Group, 5.875%, 2014	$740,000	$796,877
Safeway, Inc., 4.95%, 2010	470,000	484,602
SUPERVALU, Inc., 8%, 2016	180,000	183,150

		$1,464,629

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - 2.1%
American Tower Corp., 4.625%, 2015 (z)	$440,000	$445,221
Cricket Communications, Inc., 7.75%, 2016 (n)	195,000	194,513
Crown Castle International Corp., 9%, 2015	175,000	184,625
Crown Castle International Corp., 7.75%, 2017 (n)	125,000	131,250
Crown Castle International Corp., 7.125%, 2019	445,000	438,325
Digicel Group Ltd., 12%, 2014 (n)	100,000	112,750
Net Servicos de Comunicacao S.A., 7.5%, 2020 (z)	359,000	355,410
Nextel Communications, Inc., 6.875%, 2013	255,000	235,875
NII Holdings, Inc., 10%, 2016 (n)	255,000	269,025
Rogers Cable, Inc., 5.5%, 2014	659,000	709,420
Sprint Nextel Corp., 8.375%, 2012	510,000	516,375
Sprint Nextel Corp., 8.375%, 2017	85,000	82,025
Sprint Nextel Corp., 8.75%, 2032	155,000	134,075
Vodafone Group PLC, 5.375%, 2015	1,080,000	1,159,042
Wind Acquisition Finance S.A., 10.75%, 2015 (n)	532,000	574,560

		$5,542,491
Telephone Services - 0.1%
Frontier Communications Corp., 8.25%, 2014	$235,000	$240,860
Frontier Communications Corp., 8.125%, 2018	155,000	155,581

		$396,441
Tobacco - 1.1%
Alliance One International, Inc., 10%, 2016 (n)	$170,000	$176,800
Altria Group, Inc., 9.25%, 2019	1,040,000	1,260,900
Lorillard Tobacco Co., 8.125%, 2019	329,000	365,804
Reynolds American, Inc., 6.75%, 2017	1,040,000	1,070,557

		$2,874,061
Transportation - 0.2%
IIRSA Norte Finance Ltd., 8.75%, 2024	$561,781	$575,826

Transportation - Services - 0.7%
Commercial Barge Line Co., 12.5%, 2017 (n)	$250,000	$262,500
Erac USA Finance Co., 6.375%, 2017 (n)	930,000	952,702
Hertz Corp., 8.875%, 2014	440,000	445,500
Navios Maritime Holdings, Inc., 8.875%, 2017 (z)	275,000	279,125

		$1,939,827
Utilities - Electric Power - 4.2%
AES Corp., 8%, 2017	$670,000	$673,350
Allegheny Energy, Inc., 5.75%, 2019 (z)	800,000	788,556
Beaver Valley Funding Corp., 9%, 2017	1,360,000	1,495,293

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
Calpine Corp., 8%, 2016 (n)	$280,000	$284,200
Dynegy Holdings, Inc., 7.5%, 2015	230,000	211,600
Dynegy Holdings, Inc., 7.75%, 2019	170,000	143,225
Edison Mission Energy, 7%, 2017	415,000	335,113
Enel Finance International S.A., 5.125%, 2019 (z)	1,478,000	1,505,928
Enersis S.A., 7.375%, 2014	191,000	211,472
Exelon Generation Co. LLC, 5.2%, 2019	360,000	367,191
Exelon Generation Co. LLC, 6.25%, 2039	740,000	772,288
FirstEnergy Corp., 6.45%, 2011	39,000	42,151
FirstEnergy Corp., 6.8%, 2039 (n)	220,000	228,435
Mirant Americas Generation LLC, 8.3%, 2011	100,000	101,750
Mirant North America LLC, 7.375%, 2013	385,000	379,225
NRG Energy, Inc., 7.375%, 2016	1,005,000	998,719
Pacific Gas & Electric Co., 4.2%, 2011	630,000	652,214
PSEG Power LLC, 7.75%, 2011	855,000	922,838
Texas Competitive Electric Holdings LLC, 10.25%, 2015	1,165,000	827,150
Waterford 3 Funding Corp., 8.09%, 2017	481,685	481,875

		$11,422,573
Total Bonds (Identified Cost, $254,660,551)		$258,691,581

Floating Rate Loans (g)(r) - 1.3%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co., Letter of Credit, 1.82%, 2014 (o)	$11,542	$9,060
Hawker Beechcraft Acquisition Co., Term Loan B, 2.25%, 2014 (o)	342,399	268,783

		$277,843
Automotive - 0.3%
Accuride Corp., Term Loan B, 7.09%, 2012	$49,117	$48,672
Allison Transmission, Inc., Term Loan B, 3.01%, 2014	328,305	293,539
Federal Mogul Corp., Term Loan B, 2.18%, 2015	351,192	268,881
Ford Motor Co., Term Loan, 3.28%, 2013	183,002	162,671

		$773,763
Broadcasting - 0.1%
Gray Television, Inc., Term Loan B, 3.78%, 2014	$184,435	$157,001
Young Broadcasting, Inc., Term Loan B, 2012 (d)	249,763	163,595
Young Broadcasting, Inc., Term Loan B-1, 2012 (d)	133,079	82,842

		$403,438
Building - 0.0%
Building Materials Corp., Term Loan B, 3%, 2014	$55,534	$50,999

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Cable TV - 0.1%
Charter Communications Operating LLC, Term Loan B, 6.25%, 2014	$244,815	$221,951

Gaming & Lodging - 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.54%, 2014	$310,737	$76,131
MGM Mirage, Term Loan B, 6%, 2011 (o)	242,758	218,280

		$294,411
Printing & Publishing - 0.1%
Tribune Co., Term Loan B, 6.5% 2014 (d)	$540,238	$239,827

Specialty Chemicals - 0.2%
LyondellBasell Dutch Tranche Revolving Credit Loan, 3.74%, 2014 (o)	$10,934	$6,193
LyondellBasell Dutch Tranche Term Loan A, 3.74%, 2014 (o)	25,075	14,202
LyondellBasell German Term Loan B-1, 3.99%, 2014 (o)	31,392	17,780
LyondellBasell German Term Loan B-2, 3.99%, 2014 (o)	31,392	17,780
LyondellBasell German Term Loan B-3, 3.99%, 2014 (o)	31,392	17,780
LyondellBasell Second Priority DIP Term Loan, 5.79%, 2014	61,721	58,301
LyondellBasell Super Priority DIP Term Loan, 2009 (q)	61,813	64,100
LyondellBasell Term Loan B-1, 7%, 2014 (o)	136,217	77,152
LyondellBasell Term Loan B-2, 7%, 2014 (o)	136,217	77,152
LyondellBasell Term Loan B-3, 7%, 2014 (o)	136,217	77,152
LyondellBasell U.S. Tranche Revolving Credit Loan, 3.74%, 2014 (o)	41,004	23,224
LyondellBasell U.S. Tranche Term Loan A, 3.74%, 2014 (o)	78,124	44,249

		$495,065
Specialty Stores - 0.1%
Michaels Stores, Inc., Term Loan B, 2.51%, 2013	$233,961	$208,956

Utilities - Electric Power - 0.2%
Calpine Corp., Term Loan, 3.47%, 2014 (o)	$197,431	$181,266
TXU Corp. Term Loan B-3, 3.74%, 2014 (o)	580,150	444,217

		$625,483
Total Floating Rate Loans (Identified Cost, $3,994,442)		$3,591,736

Common Stocks - 0.0%
Printing & Publishing - 0.0%
American Media, Inc.	4,766	$6,387
World Color Press, Inc.	1,332	11,988
Total Common Stocks (Identified Cost, $139,152)		$18,375

Portfolio of Investments – continued

Preferred Stocks - 0.0%
Issuer	Shares/Par	Value ($)

Financial Institutions - 0.0%
Preferred Blocker, Inc., 7% (z) (Identified Cost, $128,590)	167	$101,980

	Strike Price	First Exercise

Warrants - 0.0%
World Color Press, Inc. (1 share for 1 warrant) (a)	$13.00	10/08/09	755	$3,088
World Color Press, Inc. (1 share for 1 warrant) (a)	$16.30	10/08/09	755	2,205
Total Warrants (Identified Cost, $40,761)				$5,293

Rights - 0.0%
Emerging Market Sovereign - 0.0%
Banco Central del Uruguay, Recovery Rights, Expiring January 2021 (a) (Identified Cost, $0)			1,250,000	$0

Money Market Funds (v) - 0.7%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value			1,778,316	$1,778,316

Issuer/Expiration Date/Strike Price			Number of Contracts
Call Options Purchased - 0.0%
Mexican Peso - November 2009 @ $12.794 (Premiums Paid, $8,198)			17,054,402	$5,047
Total Investments (Identified Cost, $260,750,010)				$264,192,328

Other Assets, Less Liabilities - 2.0%				5,439,348
Net Assets - 100.0%				$269,631,676

(a)	Non-income producing security.
(d)	Non-income producing security - in default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $50,088,756, representing 18.6% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.

Portfolio of Investments – continued

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045	9/21/04	$787,571	$72,000
Abu Dhabi Commercial Bank, 4.75%, 2014	10/01/09	1,194,213	1,196,927
Allegheny Energy, Inc., 5.75%, 2019	9/22/09	797,098	788,556
American Media Operations, Inc., 9%, 2013	1/30/09-5/01/09	16,306	14,052
American Media Operations, Inc., 14%, 2013	1/30/09-5/01/09	144,015	140,101
American Tower Corp., 4.625%, 2015	10/13/09	439,405	445,221
Anthracite Ltd., CDO, 6%, 2037	5/14/02	1,037,995	84,000
Associated Materials LLC, 9.875%, 2016	10/29/09	39,503	41,000
Banco Bmg S.A., 9.95%, 2019	10/29/09	781,274	776,100
Banco de Credito del Peru, 9.75% to 2019, FRN to 2069	10/30/09	100,000	100,000
Banco do Brasil S.A., 8.5%, 2049	10/13/09	113,000	116,277
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.044%, 2040	3/01/06	674,286	284,616
Bosphorus Financial Services Ltd., FRN, 2.24%, 2012	3/08/05	500,000	475,386
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	530,524	518,851
Cenovus Energy, Inc., 4.5%, 2014	9/15/09	319,696	328,575
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	1,146,227	1,184,422
Commonwealth Bank of Australia, 5%, 2019	10/08/09	755,820	763,409
Controladora Mabe S.A. de C.V., 7.875%, 2019	10/21/09	1,126,000	1,080,960
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	542,516	555,757
Enel Finance International S.A., 5.125%, 2019	9/30/09	1,471,531	1,505,928
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	652,047	280,000
Falcon Franchise Loan LLC, FRN, 3.36%, 2023	1/18/02	190,232	156,793
Falcon Franchise Loan LLC, FRN, 3.895%, 2025	1/29/03	321,762	217,883
Fibria Overseas Finance, 9.25%, 2019	10/26/09	281,729	297,632
GMAC LLC, FRN, 6.02%, 2033	11/17/00	1,711,207	1,435,755
Holly Corp., 9.875%, 2017	10/21/09	86,273	87,975

Portfolio of Investments – continued

Restricted Securities (continued)	Acquisition Date	Cost	Current Market Value
Indo Integrated Energy B.V., 9.75%, 2016	10/29/09	$108,000	$108,000
Inversiones CMPC S.A., 6.125%, 2019	10/29/09	364,751	368,324
LBI Media, Inc., 8.5%, 2017	7/18/07	187,361	133,238
Local TV Finance LLC, 9.25%, 2015	11/09/07-6/15/09	464,108	149,960
Lumena Resources Corp., 12%, 2014	10/21/09	1,297,047	1,204,280
MGM Mirage, 11.375%, 2018	9/17/09	150,995	139,500
Majapahit Holding B.V., 7.75%, 2020	10/30/09	816,021	816,021
Morgan Stanley Capital I, Inc., FRN, 1.261%, 2039	7/20/04	281,053	290,631
Navios Maritime Holdings, Inc., 8.875%, 2017	10/22/09	273,340	279,125
Net Servicos de Comunicacao S.A., 7.5%, 2020	10/28/09	355,913	355,410
Odebrecht Finance Ltd., 7%, 2020	10/14/09	114,879	110,565
PT Adaro Indonesia, 7.625%, 2019	10/15/09	125,911	125,413
Preferred Blocker, Inc., 7% (Preferred Stock)	12/29/08	128,590	101,980
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013	12/06/04	918,180	772,564
Republic of Croatia, 6.75%, 2019	10/29/09	541,843	557,106
Reynolds Group, 7.75%, 2016	10/29/09	103,630	104,475
Salomon Brothers Mortgage Securities, Inc., FRN, 6.863%, 2032	1/07/05	1,174,686	1,127,324
USI Holdings Corp., 9.75%, 2015	4/26/07-9/13/07	322,373	284,800
Universal City Development Partners Ltd., 8.875%, 2015	10/27/09	59,314	59,398
Williams Cos., Inc., FRN, 2.29%, 2010	8/06/09	626,822	629,552
Total Restricted Securities			$20,665,842
% of Net Assets			7.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLN	Credit-Linked Note
CLO	Collateralized Loan Obligation
DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
TRY	Turkish Lira

Portfolio of Investments – continued

Derivative Contracts at 10/31/09

Forward Foreign Currency Exchange Contracts at 10/31/09

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Deutsche Bank	975,000	11/3/09	$550,630	$553,474	$2,844
BUY	BRL	HSBC Bank	474,000	11/24/09	259,016	267,915	8,899
SELL	BRL	Deutsche Bank	975,000	11/3/09	555,872	553,474	2,398
SELL	CAD	UBS AG	1,224,880	12/14/09	1,174,269	1,131,999	42,270
BUY	EUR	UBS AG	49,680	12/16/09	73,012	73,105	93
SELL	EUR	UBS AG	484,300	12/16/09	716,548	712,651	3,897
BUY	IDR	Merrill Lynch International	5,048,800,879	11/2/09	525,096	528,670	3,574
SELL	IDR	Credit Suisse	1,759,350,000	11/2/09	185,000	184,225	775
SELL	IDR	JPMorgan Chase Bank	3,532,576,617	11/2/2009-11/19/09	371,459	369,345	2,114
SELL	IDR	Merrill Lynch International	5,048,800,879	11/2/09	524,341	519,673	4,668
SELL	JPY	JPMorgan Chase Bank	193,372,475	1/13/10	2,152,374	2,149,179	3,195
BUY	MXN	JPMorgan Chase Bank	5,049,000	11/9/09	367,722	382,094	14,372
BUY	MXN	Merrill Lynch International	3,706,000	11/9/09	269,851	280,459	10,608
SELL	MXN	JPMorgan Chase Bank	10,485,913	11/9/09	799,827	793,542	6,285

							$105,992

Liability Derivatives
BUY	BRL	Deutsche Bank	975,000	12/2/09	$552,408	$550,184	$(2,224)
SELL	EUR	JPMorgan Chase Bank	4,249,553	12/16/09	6,215,056	6,253,245	(38,189)
SELL	EUR	UBS AG	6,037,114	12/16/09	8,828,222	8,883,653	(55,431)
SELL	GBP	Barclays Bank	861,542	1/13/10	1,368,404	1,413,480	(45,076)
SELL	GBP	Deutsche Bank	861,542	1/13/10	1,368,473	1,413,480	(45,007)
BUY	IDR	Credit Suisse	1,759,350,000	11/2/09	181,358	179,743	(1,615)
BUY	IDR	JPMorgan Chase Bank	1,772,295,617	11/2/09	182,692	181,066	(1,626)
BUY	IDR	JPMorgan Chase Bank	1,760,281	11/19/09	184,207	183,765	(442)
BUY	KRW	JPMorgan Chase Bank	474,563,000	11/13/09	405,956	401,356	(4,600)
BUY	KRW	Merrill Lynch International	476,537,000	11/19/09	406,601	402,994	(3,607)
BUY	SEK	HSBC Bank	281,704	1/28/10	41,449	39,739	(1,710)
BUY	TRY	JPMorgan Chase Bank	578,000	11/25/09	384,796	383,008	(1,788)

							$(201,315)

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Long)	USD	32	$3,726,500	Dec-09	$54,888
U.S. Treasury Note 10 yr (Long)	USD	15	1,779,141	Dec-09	29,596

					$84,484

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Short)	USD	4	870,438	Dec-09	$(7,077)

Swap Agreements at 10/31/09

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
9/20/10	USD	1,130,000		Merrill Lynch International	(1)	0.68% (fixed rate)	$18,446
3/20/14	USD	490,000		Morgan Stanley Capital Service, Inc.	(2)	1.75% (fixed rate)	7,688
9/20/14	USD	1,260,000	(a)	Goldman Sachs International	1.00% (fixed rate)	(3)	384

							$26,518

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Lenar Corp., 5.95%, 3/31/2013.
(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhauser Co., 7.125%, 7/15/2023.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill Inc., 7.375%, 10/01/2025, a B rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $2,818.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $258,971,694)	$262,414,012
Underlying funds, at cost and value	1,778,316
Total investments, at value (identified cost, $260,750,010)	$264,192,328
Cash	2,006,471
Restricted cash	70,000
Foreign currency, at value (identified cost, $200,061)	200,061
Receivables for
Forward foreign currency exchange contracts	105,992
Daily variation margin on open futures contracts	31,484
Investments sold	6,696,139
Fund shares sold	282,135
Interest and dividends	4,528,837
Swaps, at value (net unamortized premiums received, $2,818)	26,518
Receivable from investment adviser	48,057
Total assets	$278,188,022
Liabilities
Payables for
Distributions	$335,545
Forward foreign currency exchange contracts	201,315
Investments purchased	7,361,346
Fund shares reacquired	436,575
Payable to affiliates
Shareholder servicing costs	47,481
Distribution and service fees	10,261
Administrative services fee	417
Payable for independent Trustees’ compensation	44,399
Accrued expenses and other liabilities	119,007
Total liabilities	$8,556,346
Net assets	$269,631,676
Net assets consist of
Paid-in capital	$314,867,580
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,475,156
Accumulated net realized gain (loss) on investments and foreign currency transactions	(47,266,273)
Accumulated distributions in excess of net investment income	(1,444,787)
Net assets	$269,631,676
Shares of beneficial interest outstanding	42,925,737

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$188,785,622	29,955,593	$6.30
Class B	39,975,525	6,403,056	6.24
Class C	37,931,392	6,100,506	6.22
Class I	2,939,137	466,582	6.30
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.61. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$15,465,071
Dividends	6,415
Dividends from underlying funds	47,116
Total investment income	$15,518,602
Expenses
Management fee	$1,484,023
Distribution and service fees	1,110,246
Shareholder servicing costs	471,418
Administrative services fee	51,696
Independent Trustees’ compensation	17,914
Custodian fee	57,360
Shareholder communications	75,695
Auditing fees	55,054
Legal fees	8,279
Miscellaneous	80,284
Total expenses	$3,411,969
Fees paid indirectly	(3,907)
Reduction of expenses by investment adviser	(849,424)
Net expenses	$2,558,638
Net investment income	$12,959,964
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(7,632,347)
Futures contracts	610,262
Swap transactions	840,722
Foreign currency transactions	(1,486,106)
Net realized gain (loss) on investments and foreign currency transactions	$(7,667,469)
Change in unrealized appreciation (depreciation)
Investments	$49,766,978
Futures contracts	8,934
Swap transactions	(821,604)
Translation of assets and liabilities in foreign currencies	(1,470,177)
Net unrealized gain (loss) on investments and foreign currency translation	$47,484,131
Net realized and unrealized gain (loss) on investments and foreign currency	$39,816,662
Change in net assets from operations	$52,776,626

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2009	2008
Change in net assets
From operations
Net investment income	$12,959,964	$14,303,078
Net realized gain (loss) on investments and foreign currency transactions	(7,667,469)	(3,414,349)
Net unrealized gain (loss) on investments and foreign currency translation	47,484,131	(44,693,294)
Change in net assets from operations	$52,776,626	$(33,804,565)
Distributions declared to shareholders
From net investment income	$(16,971,763)	$(15,352,280)
Change in net assets from fund share transactions	$22,563,824	$(17,660,200)
Total change in net assets	$58,368,687	$(66,817,045)
Net assets
At beginning of period	211,262,989	278,080,034
At end of period (including accumulated distributions in excess of net investment income of $1,444,787 and undistributed net investment income of $2,548,942, respectively)	$269,631,676	$211,262,989

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.43	$6.67	$6.70	$6.67	$6.90
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.37	$0.39	$0.37	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.98	(1.22)	(0.04)	0.05	(0.20)
Total from investment operations	$1.31	$(0.85)	$0.35	$0.42	$0.18
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.39)	$(0.38)	$(0.39)	$(0.41)
Net asset value, end of period	$6.30	$5.43	$6.67	$6.70	$6.67
Total return (%) (r)(s)(t)	25.36	(13.37)	5.41	6.59	2.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.28	1.29	1.33	1.34
Expenses after expense reductions (f)	0.92	0.83	0.83	0.83	0.83
Net investment income	5.86	5.74	5.79	5.55	5.51
Portfolio turnover	53	45	55	66	63
Net assets at end of period (000 omitted)	$188,786	$147,255	$185,193	$194,376	$196,672

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.38	$6.59	$6.63	$6.59	$6.83
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.33	$0.34	$0.32	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	0.96	(1.19)	(0.04)	0.07	(0.21)
Total from investment operations	$1.25	$(0.86)	$0.30	$0.39	$0.12
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.35)	$(0.34)	$(0.35)	$(0.36)
Net asset value, end of period	$6.24	$5.38	$6.59	$6.63	$6.59
Total return (%) (r)(s)(t)	24.45	(13.70)	4.57	6.06	1.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	1.94	1.94	1.97	1.99
Expenses after expense reductions (f)	1.63	1.48	1.48	1.48	1.48
Net investment income	5.22	5.16	5.13	4.90	4.89
Portfolio turnover	53	45	55	66	63
Net assets at end of period (000 omitted)	$39,976	$38,838	$60,044	$77,822	$105,223

Class C	Years ended 10/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.35	$6.56	$6.60	$6.56	$6.80
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.33	$0.34	$0.32	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	0.97	(1.19)	(0.04)	0.07	(0.21)
Total from investment operations	$1.26	$(0.86)	$0.30	$0.39	$0.12
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.35)	$(0.34)	$(0.35)	$(0.36)
Net asset value, end of period	$6.22	$5.35	$6.56	$6.60	$6.56
Total return (%) (r)(s)(t)	24.74	(13.79)	4.56	6.07	1.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	1.95	1.94	1.98	1.99
Expenses after expense reductions (f)	1.64	1.48	1.48	1.48	1.48
Net investment income	5.19	5.19	5.14	4.90	4.87
Portfolio turnover	53	45	55	66	63
Net assets at end of period (000 omitted)	$37,931	$23,491	$30,385	$29,892	$32,413

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.43	$6.66	$6.71	$6.67	$6.91
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.39	$0.42	$0.39	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.97	(1.20)	(0.06)	0.07	(0.20)
Total from investment operations	$1.32	$(0.81)	$0.36	$0.46	$0.20
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.42)	$(0.41)	$(0.42)	$(0.44)
Net asset value, end of period	$6.30	$5.43	$6.66	$6.71	$6.67
Total return (%) (r)(s)	25.71	(12.93)	5.46	7.11	2.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.93	0.95	0.98	0.99
Expenses after expense reductions (f)	0.64	0.48	0.48	0.48	0.48
Net investment income	6.10	6.10	6.08	5.89	5.86
Portfolio turnover	53	45	55	66	63
Net assets at end of period (000 omitted)	$2,939	$1,679	$2,458	$14,437	$12,947

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through December 17, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or

Notes to Financial Statements – continued

composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or

Notes to Financial Statements – continued

market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$17,280	$107,028	$6,387	$130,695
Non-U.S. Sovereign Debt	—	59,184,490	—	59,184,490
Corporate Bonds	—	134,931,188	—	134,931,188
Residential Mortgage-Backed Securities	—	8,191,142	—	8,191,142
Commercial Mortgage-Backed Securities	—	9,027,330	—	9,027,330
Asset-Backed Securities (including CDOs)	—	2,023,268	—	2,023,268
Foreign Bonds	—	44,914,997	—	44,914,997
Floating Rate Loans	—	3,591,736	—	3,591,736
Other Fixed Income Securities	—	419,166	—	419,166
Mutual Funds	1,778,316	—	—	1,778,316
Total Investments	$1,795,596	$262,390,345	$6,387	$264,192,328

Other Financial Instruments
Futures	$77,407	$—	$—	$77,407
Swaps	—	26,518	—	26,518
Forward Currency Contracts	—	(95,323)	—	(95,323)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Investments in Securities	Other Financial Instruments
Balance as of 10/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(3,812)	—
Net purchases (sales)	10,199	—
Transfers in and/or out of Level 3	—	—
Balance as of 10/31/09	$6,387	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from

Notes to Financial Statements – continued

credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2009:

		Asset Derivatives			Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value		Location on Statement of Assets and Liabilities	Fair Value
Interest Rate Contracts	Interest Rate Futures	Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$84,484	(a)	Unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	$(7,077	)(a)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	105,992		Payable for forward foreign currency exchange contracts	(201,315)
	Currency Options Purchased	Total investments, at value	5,047		Total investments, at value	—
Credit Contracts	Credit Default Swaps	Swaps, at value	26,518		Swaps, at value	—
Total Derivatives not Accounted for as Hedging Instruments Under ASC 815			$222,041			$(208,392)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Portfolio of Investments. Only the current day’s variation margin for futures contracts is reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Foreign Currency Transactions	Swap Transactions	Total
Interest Rate Contracts	$610,262	$—	$—	$610,262
Foreign Exchange Contracts	—	(1,424,552)	—	(1,424,552)
Credit Contracts	—	—	840,722	840,722
Total	$610,262	$(1,424,552)	$840,722	$26,432

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2009 as reported in the Statement of Operations:

	Investments (i.e., Purchased Options)	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Interest Rate Contracts	$—	$8,934	$—	$—	$8,934
Foreign Exchange Contracts	(3,151)	—	(1,602,857)	—	(1,606,008)
Credit Contracts	—	—	—	(821,604)	(821,604)
Total	$(3,151)	$8,934	$(1,602,857)	$(821,604)	$(2,418,678)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the

Notes to Financial Statements – continued

ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk

Notes to Financial Statements – continued

due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist

Notes to Financial Statements – continued

of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of October 31, 2009 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At October 31, 2009, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a

Notes to Financial Statements – continued

benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At October 31, 2009, the portfolio had unfunded loan commitments of $61,813, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund.

Notes to Financial Statements – continued

Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, straddle loss deferrals, and foreign currency transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/09	10/31/08
Ordinary income (including any short-term capital gains)	$16,971,763	$15,352,280

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/09
Cost of investments	$262,166,007
Gross appreciation	15,709,300
Gross depreciation	(13,682,979)
Net unrealized appreciation (depreciation)	$2,026,321

Undistributed ordinary income	3,108,117
Capital loss carryforwards	(44,678,267)
Other temporary differences	(5,692,075)

As of October 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/10	$(28,105,973)
10/31/14	(3,352,139)
10/31/16	(6,482,036)
10/31/17	(6,738,119)
$(44,678,267)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/09	Year ended 10/31/08
Class A	$12,207,575	$10,816,567
Class B	2,716,432	2,799,912
Class C	1,890,447	1,589,846
Class I	157,309	145,955
Total	$16,971,763	$15,352,280

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

Notes to Financial Statements – continued

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.40% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. Effective March 1, 2009, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2011. For the year ended October 31, 2009, these waivers amounted to $251,212 and are reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.08% annually of the fund’s average daily net assets. This written agreement terminated on February 28, 2009. Effective March 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I
0.95%	1.70%	1.70%	0.70%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2010. For the year ended October 31, 2009, these reductions amounted to $596,741 and are reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $52,137 for the year ended October 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.28%	$447,802
Class B	0.75%	0.25%	1.00%	1.00%	382,744
Class C	0.75%	0.25%	1.00%	1.00%	279,700
Total Distribution and Service Fees					$1,110,246

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2009 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to May 14, 1991 are subject to a service fee of 0.15% annually. Prior to March 1, 2009, a 0.10% Class A annual distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2009, were as follows:

Amount
Class A	$—
Class B	42,837
Class C	3,935

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2009, the fee was $270,098, which equated to 0.1182% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $201,320.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.

Notes to Financial Statements – continued

Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.0226% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $1,695 and the Retirement Deferral plan resulted in an expense of $2,778. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $42,739 at October 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,729 and are

Notes to Financial Statements – continued

included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,471, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$4,029,715
Investments (non-U.S. Government securities)	$148,335,971	$109,883,220

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,278,579	$41,244,386	5,841,720	$37,206,742
Class B	2,163,150	11,984,005	1,636,436	10,305,020
Class C	2,714,835	15,369,915	1,159,339	7,264,892
Class I	157,034	936,819	47,188	301,734
	12,313,598	$69,535,125	8,684,683	$55,078,388
Shares issued to shareholders in reinvestment of distributions
Class A	1,619,265	$9,135,421	1,294,126	$8,184,249
Class B	311,483	1,732,051	291,019	1,825,756
Class C	220,676	1,231,959	167,516	1,043,896
Class I	26,528	149,897	22,606	142,928
	2,177,952	$12,249,328	1,775,267	$11,196,829
Shares reacquired
Class A	(6,064,667)	$(34,061,041)	(7,794,082)	$(49,466,698)
Class B	(3,296,079)	(18,229,066)	(3,808,122)	(24,017,068)
Class C	(1,223,780)	(6,778,080)	(1,567,613)	(9,652,268)
Class I	(26,342)	(152,442)	(129,307)	(799,383)
	(10,610,868)	$(59,220,629)	(13,299,124)	$(83,935,417)

Notes to Financial Statements – continued

	Year ended 10/31/09		Year ended 10/31/08
	Shares	Amount	Shares	Amount
Net change
Class A	2,833,177	$16,318,766	(658,236)	$(4,075,707)
Class B	(821,446)	(4,513,010)	(1,880,667)	(11,886,292)
Class C	1,711,731	9,823,794	(240,758)	(1,343,480)
Class I	157,220	934,274	(59,513)	(354,721)
	3,880,682	$22,563,824	(2,839,174)	$(17,660,200)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2009, the fund’s commitment fee and interest expense were $3,310 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,148,150	59,231,679	(76,601,513)	1,778,316

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$47,116	$1,778,316

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the Fund), (one of the portfolios comprising MFS Series Trust VIII), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2009

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
John Addeo James Calmas Robert Persons Matthew Ryan Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2008, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2008 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction and expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory

Board Review of Investment Advisory Agreement – continued

agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to the other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended October 31, 2009 and 2008, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Global Growth Fund	50,812	50,812

	Audit Fees
	2009	2008
Fees billed by E&Y:
MFS Strategic Income Fund	45,361	44,487

For the fiscal years ended October 31, 2009 and 2008, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Global Growth Fund	0	0	5,416	5,246	695	1,300
To MFS and MFS Related Entities of MFS Global Growth Fund*	1,091,529	1,149,427	0	0	142,584	189,730

	2009	2008
Aggregate fees for non-audit services:
To MFS Global Growth Fund, MFS and MFS Related Entities#	1,288,349	1,445,528

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2009	2008	2009	2008	2009	2008
Fees billed by E&Y:
To MFS Strategic Income Fund	0	0	9,173	9,673	0	0
To MFS and MFS Related Entities of MFS Strategic Income Fund*	0	0	0	0	0	0

	2009	2008
Aggregate fees for non-audit services:
To MFS Strategic Income Fund, MFS and MFS Related Entities#	544,213	220,926

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VIII

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: December 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2009

*	Print name and title of each signing officer under his or her signature.